January 19, 2010

Mr. H. Walt Dunagin
Executive Vice President
Reef Oil & Gas Partners, L.P.
Reef Exploration, L.P.
1901 North Central Expressway, Suite 300
Richardson, Texas 75080

Re:	Post Closing Properties/Title Defect Notice

Dear Walt:

Reference is made to that certain Purchase and Sale Agreement dated December 18, 2009 and effective as of December 1, 2009 by and between RCWI, L.P. (“Buyer”) and Azalea Properties, Ltd. (“Seller”) providing for the purchase by Buyer of certain assets of Seller (the “PSA”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the PSA.

This Letter Agreement (“Letter”) shall set forth the understanding of Buyer and Seller with regard to the purchase and sale of those properties set forth on Exhibit A hereto (individually a “Post Closing Property” and collectively the “Post Closing Properties”)

By their execution hereof, Buyer and Seller agree as follows:

1.           The definition of “Interests” in the PSA being purchased by Buyer at Closing shall be amended to exclude the Post Closing Properties and the Purchase Price to be paid by Buyer to Seller at Closing shall be adjusted downward by the amount of $1,414,826.00, representing the allocated value attributable to the Post Closing Properties.

2.           Commencing on the Closing Date and ending one hundred eighty (180) days thereafter (the “Cure Period”), Seller shall not, directly or indirectly solicit, enter into or conduct discussions relating to, initiate or knowingly encourage any offer or proposal for, or any indication of interest in the Post Closing Properties, to any third party.

3.           During the Cure Period Seller shall use commercially reasonable efforts to cure the title defects existing on the Post Closing Properties as specifically set forth on Exhibit B attached hereto (the “Title Defects”). Within five (5) days following receipt by Buyer of evidence reasonably acceptable to Buyer that a Title Defect has been cured, together with such other evidence as Buyer may request in its reasonable discretion, Buyer shall purchase and Seller shall sell the Post Closing Property for which all Title Defects have been cured for a purchase price which equals the allocated value of said Post Closing Property set forth on Exhibit A. In the event that some, but not all of the Title Defects have been cured by the expiration of the Cure Period, Buyer may (a) purchase the remaining Post Closing Properties (which have not previously been purchased during the Cure Period) for which the Title Defects have been cured at their allocated value set forth on Exhibit A, or (b) elect to purchase all of the remaining Post Closing Properties, pay the allocated value of the Post Closing Properties for which Title Defects have been cured and enter into negotiations with Seller to adjust the purchase price of the Post Closing Properties for which Title Defects have not been cured. If the options set forth in (a) or (b) are not exercised by the Parties, or Buyer and Seller cannot in good faith agree on a purchase price adjustment pursuant to Buyer’s option in (b) immediately above, either Buyer or Seller may elect to terminate this Letter and the Parties shall have no further obligations hereunder.

4.           In the event Buyer purchases the Post Closing Properties, Buyer and Seller shall execute Assignments in same the form executed by Buyer and Seller at Closing.

5.           In the event Buyer purchases the Post Closing Properties pursuant to this Letter, the Effective Date of the purchase shall be as set forth in the PSA and all other terms set forth in the PSA shall apply to the purchase and sale of the Post Closing Properties.

SIGNATURE PAGE FOLLOWS

Very truly yours,

Azalea Properties, Ltd.

By:	Maple Ridge Property Company
Its sole general partner

	By:	/s/ Frances Marianne Talbot
Frances Marianne Talbot
President

Accepted and Agreed to this 19 day of January 2010:

RCWI, L.P.

By:	RCWI, GP, LLC Its general partner

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli, Manager

EXHIBIT A

POST CLOSING PROPERTIES

Skinner Unit 30-10 #1	$344,467.00
Ezell Unit 29-05 #1	$57,332.00
Trice Unit 35-04	$8,835.00
Trice Unit 35-02	$7,669.00
Turkey Creek Unit 1-1	$4,655.00
Hollingsworth #1 TJ Unit	$166,805.00
Grand Canyon B1-32-A2-5	$59,397.00
Bryant Link Co. #1	$103,590.00
Summerlin, CE	$71,660.00
Collins East Upper CV Unit	$155,932.00
Coot Moore 1	$131,074.00
Stroud-Polk Unit #2-1	$64,757.00
Board of Supervisors 16-14 #1-1	$11,994.00
Garrett #1-1	$4,565.00
Stroud-Polk Unit #1-1	$1,852.00
Turner 1-34	$125,478.00
Haskell #1-4	$587.00

EXHIBIT B

Title Defects

H. WALT DUNAGIN Executive Vice President Land Manager

Thursday, January 14, 2010

Frances Marianne Talbot
Azalea Properties, Ltd.
c/o David Nini
Lantana Oil & Gas Partners
9000 Hempstead Road
Suite 200
Houston, Texas 77008

Dear Madam and Sirs:

Under the terms of the Purchase and Sale Agreement, dated December 18, 2009 (“PSA”), executed by RCWI, L.P. (“RCWI”) and Azalea Properties, Ltd. (“Azalea”), RCWI and Azalea agreed that RCWI would notify Azalea of certain matters affecting the value of the Interests as that term is defined in the PSA. This letter shall serve as your formal notification under Article V of the PSA. (All capitalized terms, not defined in this notification, shall have the meaning ascribed to them in the PSA.)

1.           Article 5.05: The following are the Title Defects which render the title to an Interest as less than Marketable Title.

a.           There is a break in Azalea’s chain of title to the Wiley Glennburn Unit caused by the absence of a deed between Great Plains Royalty Corp. to Earl Schwartz Company, two of the predecessors in title to Azalea. The Title Defect Amount attributable to this Title Defect is $98,130.

b.           There is no conveyance to Azalea from Woodson Oil & Gas, L.P. of the following properties:

Property:	Title Defect Amount:
Skinner Unit 30-10 #1, Choctaw County, Alabama	$344,467
Ezell Unit 29-05#l, Choctaw County, Alabama	$57,332
Trice Unit 35-04, Choctaw County, Alabama	$8,835
Trice Unit 35-02, Choctaw County, Alabama	$7,669
Turkey Creek Unit 1-1, Choctaw County, Alabama	$4,655

REEF OIL & GAS PARTNERS, L.P.
REEF EXPLORATION, L.P.

1901 N Central Expy, Ste 300 • Richardson, TX 75080
(972) 437-6792 • Fax: (972) 994-0369
Toll Free: (877) 915-7333 • www.reefogc.com

c.           There is no conveyance to Azalea from Modano Oil & Gas, L.P. of the following properties:

Property:	Title Defect Amount:
Hollingsworth #1-TJ Unit -001T, Desoto Parish, Louisiana	$166,805
Grand Canyon B1-32-A2-5 Otsego County, Michigan	$59,397
Bryant Link Co. #1, Multi, Andrews County, Texas	$103,590
Summerlin, CE, Multi, Andrews County, Texas	$71,660

d.           There is no assignment to Azalea from Nowitzki Oil and Gas, L.P. of the following properties:

Property:	Title Defect Amount:
Collins East Upper CV Unit, Covington County Mississippi	$155,932
Coot Moore 1, Covington County, Mississippi	$131,074
Stroud-Polk Unit #2-1, Covington County, Mississippi	$64,757
Board of Supervisors 16-14 #1-1, Covington County, Mississippi	$11,994
Garrett #1-1, Covington County, Mississippi	$4,565
Stroud-Polk Unit #1-1, Covington County, Mississippi	$1,852
Turner 1-34, Woodward County, Oklahoma	$125,478
Haskell #1-4 1-4, Woodward County, Oklahoma	$587

e.	The following mortgages burden the Interests:
See Exhibit A

2.           Article 5.06(a): Azalea and Reef have agreed to resolve any matters pertain to Article 5.06(a) under the terms of a separate letter agreement to be executed by both parties.

3.           Article 5.06(b): There are preferential rights to purchase which burden the following properties:

Property:		Operator:
a. Bonanza,	Terry County, Texas	Dinero
b. Unidentified	Grady County, Oklahoma	Marshall Oil Corp.

You have notified us of the exercise of the preferential rights on the Bryan’s Mill Unit PF Record 1-1 property, the Della Colvin 1-18, the Della Colvin 31-8 and the Steffan Harvey 2. This letter confirms that we have agreed to remove those properties from the sale.

The Mortgages listed on Exhibit A are treated in this letter as Title Defects, but we have assigned no Title Defect Amount to any of said encumbrances because we have not been provided with the balances due, and Azalea has agreed to convey the Interests free of all such burdens and encumbrances at Closing.

Thank you for your prompt attention to these matters, and let us know what we can do to perfect title in Azalea.

Yours truly,

/s/ H. Walt Dunagin
H. Walt Dunagin
Executive Vice President
RCWI, L.P.

EXHIBIT A

This Exhibit A is attached to that certain letter dated January 14, 2010 from RCWI, L.P. to Azalea Properties, Ltd.

Azalea Properties Ltd, L.P. mortgages in favor of Texas Capital Bank, N.A.

Date	Recording Reference	County	State

04/01/2002	#02-0823053	Los Angeles	California
10/01/2008	#20088253414	Los Angeles	California

10/01/2008	#410629	Baca	Colorado

08/22/2003	668/951	Acadia	Louisiana
03/16/2007	762/927	Acadia	Louisiana
12/28/2007	783/161	Acadia	Louisiana

08/22/2003	692/11518	East Baton Rouge	Louisiana
03/16/2007	348/11943	East Baton Rouge	Louisiana
12/28/2007	66/12028	East Baton Rouge	Louisiana
10/01/2008	696/12103	East Baton Rouge	Louisiana

4/16/2004	1658/305	Terrebonne	Louisiana
3/16/2007	1966/817	Terrebonne	Louisiana
12/28/2007	2056/565	Terrebonne	Louisiana
10/1/2008	2132/406	Terrebonne	Louisiana

04/16/2004	#20405191	Vermillion	Louisiana
03/16/2007	#20703906	Vermillion	Louisiana
12/28/2007	#20800687	Vermillion	Louisiana
10/01/2008	#20811995	Vermillion	Louisiana

01/18/2008	608/450	Covington	Mississippi
10/01/2008	618/281	Covington	Mississippi

12/28/2007	#374623	Bottineau	North Dakota
10/01/2008	#378182	Bottineau	North Dakota

04/16/2004	1298/286	Lea	New Mexico
03/16/2007	1505/289	Lea	New Mexico
12/28/2007	1558/973	Lea	New Mexico
01/18/2008	1562/623	Lea	New Mexico
10/01/2008	1606/364	Lea	New Mexico

08/15/2007	RB3365/685	Canadian	Oklahoma
12/28/2007	RB3406/983	Canadian	Oklahoma
10/01/2008	RB3501/434	Canadian	Oklahoma
10/01/2008	997/680	Blaine	Oklahoma

01/01/2008	1937/271	Roger Mills	Oklahoma

01/18/2008	481/738	Crane	Texas
10/01/2008	499/807	Crane	Texas

04/16/2004	366/699	Duval	Texas
01/18/2008	468/38	Duval	Texas
10/01/2008	486/164	Duval	Texas

12/28/2008	78/704	Crosby	Texas
10/01/2008	83/97	Crosby	Texas

01/18/2008	#2008-0420	Gaines	Texas
10/01/2008	#2008-4647	Gaines	Texas

04/16/2004	575/821	Hemphill	Texas
01/18/2008	634/452	Hemphill	Texas
10/01/2008	650/594	Hemphill	Texas

08/22/2008		Loving	Texas
01/01/08	80/435	Loving	Texas

04/16/2004	150/402	Martin	Texas
03/16/2007	197/356	Martin	Texas
12/28/2007	217/271	Martin	Texas
10/01/2008	238/19	Martin	Texas

04/16/2004	157/214	McMullen	Texas
10/01/2008	180/164	McMullen	Texas

01/18/2008	1359/1	Sutton	Texas
10/01/08	365/467	Sutton	Texas

8/15/2007	572/60	Wheeler	Texas
12/28/2007	577/657	Wheeler	Texas
10/01/2008	591/640	Wheeler	Texas

08/22/2003	744/35	Ward	Texas
10/01/2008	851/6	Ward	Texas
01/18/2008	833/420	Ward	Texas

Nowitzki Oil & Gas, L.P. mortgage in favor of the Bank of Scotland

09/01/2006	556/430	Wheeler	Texas

Modano Oil &I Gas, L.P. mortgage in favor the Bank of Scotland

08/06/2003	5403/799	Denton	Texas

Talbot Investment Company mortgage in favor of the First Enterprise Bank

07/11/1996	96-1162623	Los Angeles	California